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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 5, 2001



                           BIOTRANSPLANT INCORPORATED
             (Exact name of registrant as specified in its charter)


            DELAWARE                              000-28324                       04-3027191
-----------------------------------   -----------------------------------    -------------------
  (State or other jurisdiction of          (Commission File Number)             (IRS Employer
           incorporation)                                                     Identification No.)


     Building 75, Third Avenue
       Charlestown Navy Yard
          Charlestown, MA                                                           02129
-----------------------------------                                         ----------------------
      (Address of principal                                                       (Zip Code)
        executive offices)


       Registrant's telephone number, including area code: (617) 241-5200


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

         On December 5, 2001, the Board of Directors of BioTransplant Incorporated (the "Company") approved Amended and Restated By-Laws of the Company. A copy of the Company's Amended and Restated By-Laws is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         See Exhibit Index attached hereto.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 10, 2001                 BIOTRANSPLANT INCORPORATED


                                     By: /s/ Richard V. Capasso
                                         ----------------------------------
                                         Richard V. Capasso
                                         Vice President, Finance and Treasurer


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                                  EXHIBIT INDEX


EXHIBIT
  NO.             DESCRIPTION
-------           -----------

3.1               Amended and Restated By-Laws